EXHIBIT 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Zion Oil & Gas, Inc., a Delaware corporation (the "Corporation"), has filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended, with respect to the offer by the Corporation of shares of its Common Stock (the "Registration Statement"); and

WHEREAS, the Corporation proposes to file with the Commission Amendment No. 2 of the Registration Statement ("Amendment No. 2"); and

WHEREAS, the undersigned are officers and/or directors of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitute and appoint Eugene A. Soltero as attorney for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an officer and/or a director of the Corporation, to execute and file such Amendment No. 2 to the Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof. This instrument may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, we have hereunto set our hands this 10th day of November, 2003.

s/John M. Brown
John M. Brown
Chairman and CEO, Director

s/Glen H. Perry
Glen H. Perry
Executive Vice President; Director

s/Philip Mandelker
Philip Mandelker
General Counsel; Director

s/Ralph F. DeVore
Ralph F. DeVore
Director

s/ Eitan Lubitch
Eitan Lubitch
Director

s/Z. Sheldon Fink
Z. Sheldon Fink
Director